UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 31, 2023

Date of Report (Date of earliest event reported)

Biodesix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39659	20-3986492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2970 Wilderness Place, Suite 100 Boulder, Colorado	80301
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (303) 417-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	BDSX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2023, Ryan Siurek informed Biodesix, Inc. (“the Company”) of his resignation as Chief Accounting Officer, effective July 3, 2023. The resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations policies or practices.

Also effective July 3, 2023, the Company appointed Christopher Vazquez to serve as Chief Accounting Officer. Mr. Vazquez will report to the Company’s Chief Financial Officer.

Mr. Vazquez, who is 49 years old, has served as Vice President and Controller of the Company since February 2021. Prior to joining the Company, Mr. Vazquez held various roles at Sprint Corporation from February 2009 to October 2020, most recently as the Senior Director, External Financial Reporting. Mr. Vazquez started his career with KPMG LLP, where he worked as a member of their audit and assurance practice for over 4 years. Mr. Vazquez holds a bachelor of science in accounting from the University of Missouri - Kansas City.

In connection with Mr. Vazquez’s appointment, Mr. Vazquez will be entitled to receive compensation and participate in benefits plans generally available to the Company’s other executives, including equity compensation and annual cash incentive plans. These plans are described in the Company’s definitive proxy statement for its annual meeting of stockholders filed with the Securities and Exchange Commission.

There is no arrangement or understanding pursuant to which Mr. Vazquez was selected to serve as an officer of the Company and there are no related party transactions between the Company and Mr. Vazquez that would require disclosure under Item 404(a) of Regulation S-K. In addition, there are no family relationships between Mr. Vazquez and any director or executive officer of the Company.

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIODESIX, INC.

Dated: June 6, 2023	By:	/s/ Robin Harper Cowie
	Name:	Robin Harper Cowie
	Title:	Chief Financial Officer